VIA EDGAR

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	TFLIC Series Annuity Account

File No. 811-10417, CIK: 0001142696

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Series Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual report for the following underlying management investment companies: Transamerica Series Trust and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On 9/6/12,Transamerica Series Trust, filed with the Commission via EDGAR (CIK: 0000778207);

•	On 8/17/12, Fidelity Variable Insurance Products Fund filed with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Financial Life Insurance Company